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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
         CAYMAN ISLANDS
(STATE OR OTHER JURISDICTION OF             0-22483                           73-468669
 INCORPORATION OR ORGANIZATION)     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                   ----------

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The June and July 2003 Monthly Operating Reports (MORs) were filed with the Bankruptcy Court on September 25, 2003 and October 3, 2003, respectively. The financial information contained in the MORs is not intended to comply with GAAP or any other generally accepted accounting standard. The MORs reflect the position of the Company, on a standalone basis. No employees are employed by the Company and all significant assets are held by the Subsidiaries.

         The MORs balance sheet reflect the Company assets and liabilities and do not reflect the consolidated entities' assets and liabilities. The MORs income statement reflect income and expenses directly incurred by the Company as well as a management fee incurred for expenses relating to Seven Seas Petroleum USA, Inc., the management subsidiary operating in the United States.

         Copies of the June and July 2003 MORs are attached as exhibits 99.2 and 99.3, respectively hereto.

ITEM 9.  REGULATION FD DISCLOSURE

         On Friday, October 3, 2003, the Company announced that it has received official notice from Ecopetrol confirming termination of the Deep Dindal Association Contract. A copy of the press release issued by the Company on October 23, 2003 reporting the termination of the contract is attached as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits

          Exhibit 99.1 - Press Release of Registrant dated October 3, 2003.

          Exhibit 99.2 - Bankruptcy Monthly Operating Report for June.

          Exhibit 99.3 - Bankruptcy Monthly Operating Report for July.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SEVEN SEAS PETROLEUM INC.


Date:    October 8, 2003

                                             By:/s/ BEN B. FLOYD
                                                --------------------------------
                                                  Ben B. Floyd
                                                  Chief Executive Officer
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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER                   DESCRIPTION
         -------                  -----------
       Exhibit 99.1 - Press Release of Registrant dated October 3, 2003.

       Exhibit 99.2 - Bankruptcy Monthly Operating Report for June.

       Exhibit 99.3 - Bankruptcy Monthly Operating Report for July.